UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 30, 2005

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of January 1, 2005, providing for the issuance of Mortgage Pass-Through Certificates, Series 2005-1)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-120575	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of Mortgage Pass-Through Certificates, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-120575) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $1,288,823,767 in aggregate principal amount of Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 2-A1, Class 3-A1, Class 4-A1, Class 5-A1, Class 6-A1, Class 7-A1, Class 7-A2, Class 7-A3, Class 7-A4, Class 7-A5, Class 7-A6, Class 7-A7, Class AP, Class AX, Class AX, Class PAX, Class B1, Class B2, Class B3 and Class R Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2005-1 (the “Certificates”) on January 31, 2005.

The Certificates were issued pursuant to a trust agreement (the “Trust Agreement”), dated as of January 1, 2005, among Structured Asset Securities Corporation, as depositor, Citibank, N.A., as trustee, and Aurora Loan Services Inc., as master servicer.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) the assets of which consist primarily of eight pools of certain fixed rate, conventional, fully amortizing, first lien, residential mortgage loans (the “Mortgage Loans”).  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

This Current Report on Form 8-K is being filed to report that on September 30, 2005, the servicing rights with respect to substantially all of the Mortgage Loans that were initially serviced by Aurora Loan Services LLC (“Aurora”) pursuant to a servicing agreement dated as of January 1, 2005, among Lehman Brothers Holdings Inc. (“Holdings”), as seller, Aurora, as servicer and Aurora, as master servicer (the “Servicing Agreement”) were transferred to Citimortgage, Inc. (“Citimortgage”) pursuant to an assignment and assumption agreement dated as of September 30, 2005, between Holdings and Citimortgage.  Upon the transfer of these servicing rights, Citimortgage became a successor servicer under the Servicing Agreement.  In addition, on September 30, 2005, Citibank, N.A. (“Citibank”) resigned as Trustee and the Registrant appointed Wilmington Trust Company (“Wilmington”) as successor Trustee under the Trust Agreement.  In connection with such resignation and appointment, Citibank and Wilmington entered into an agency agreement under which Wilmington appointed Citibank its agent with respect to certain non-fiduciary trusts and powers under the Trust Agreement, including, but not limited to, its responsibilities as (i) Certificate Registrar with respect to all the Certificates pursuant to Section 3.02 of the Trust Agreement, (ii) Paying Agent pursuant to Section 3.08 of the Trust Agreement, (iii)  Authenticating Agent pursuant to Section 6.10 of the Trust Agreement, (iv) calculating agent for the purposes of performing any calculations required of the Trustee pursuant to Article V of the Trust Agreement and (v) successor Master Servicer pursuant to Section 6.14 of the Trust Agreement in the event that Wilmington is required to act in such capacity.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By: /s/ Joseph J. Kelly

       Name: Joseph J. Kelly

       Title:   Senior Vice President

Dated:  October 20, 2005